EXHIBIT 10.48
THIRD AMENDMENT TO
MASTER CREDIT FACILITY AGREEMENT
This THIRD AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this “Amendment”) is made as of March 2, 2018 (“Effective Date”), by and among (i) the entities identified as Borrower set forth on Schedule I attached hereto (individually and collectively, “Borrower”); (ii) CAPITAL ONE MULTIFAMILY FINANCE, LLC, a Delaware limited liability company (“Lender”); and (iii) FANNIE MAE, the corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States (“Fannie Mae”).
RECITALS
A.    Borrower and Lender are parties to or joined in that certain Master Credit Facility Agreement dated as of October 31, 2016 (as amended, restated, supplemented, or otherwise modified from time to time, the “Master Agreement”).
B.    All of Lender’s right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of October 31, 2016 (the “Assignment”). Fannie Mae has not assumed (i) any of the obligations of Lender to make Future Advances (once an agreement is made for Lender to make a Future Advance) under the Master Agreement or (ii) any of the obligations of Lender which are servicing obligations delegated to Lender as servicer of the Advances. Fannie Mae has designated Lender as the servicer of the Advances contemplated by the Master Agreement.
C.    Borrower has requested that Lender make a Future Advance pursuant to the Master Agreement and that the Mortgaged Properties commonly known as (i) Addington Place of Titusville located in Titusville, Florida, (ii) Buchanan Meadows located in Buchanan, Michigan, (iii) Camellia Walk located in Evans, Georgia, (iv) Lakeside Vista located in Holland, Michigan, (v) Prairie Hills at Clinton located in Clinton, Iowa, (vi) Sunnybrook of Carroll located in Carroll, Iowa, and (vii) Sunnybrook of Muscatine located in Muscatine, Iowa (individually and collectively, the “Additional Mortgaged Property”) be added to the Collateral Pool.
D.    The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the making of a Future Advance by Lender in the amount of $64,153,000 pursuant to Section 2.02(c)(2)(B) (Making Advances) of the Master Agreement (the “Future Advance”); (ii) the addition of the Additional Mortgaged Property to the Collateral Pool; and (iii) the modification of certain terms and provisions of the Master Agreement, all as more particularly set forth herein.

Third Amendment to Master Credit Facility Agreement	1
HTI/Capital One (Addition of 7)

NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows:
Section 1.Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment.
Section 2.Future Advance. In connection with this Amendment, Lender is making a Future Advance to Borrower in the amount of $64,153,000.
Section 3.Addition of Mortgaged Property. The Additional Mortgaged Property is hereby added to the Collateral Pool under the Master Agreement.
Section 4.Summary of Master Terms. Section I of Schedule 2 to the Master Agreement is hereby deleted in its entirety and replaced with Section I of Schedule 2 attached hereto.
Section 5.Schedule of Advance Terms. The Schedule of Advance Terms to the Master Agreement is hereby supplemented with Schedule 3.4 attached hereto.
Section 6.Prepayment Premium Schedule. The Prepayment Premium Schedule to the Master Agreement is hereby supplemented with Schedule 4.4 attached hereto.
Section 7.Required Replacement Schedule. Schedule 5 to the Master Agreement is hereby supplemented with Schedule 5.2 attached hereto.
Section 8.Required Repair Schedule. Schedule 6 to the Master Agreement is hereby supplemented with Schedule 6.3 attached hereto.
Section 9.Ownership Interest Schedule. Schedule 13 to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 13 attached hereto.
Section 10.Exceptions to Representations and Warranties. Schedule 16 of the Master Agreement is hereby supplemented with Schedule 16.3 attached hereto.
Section 11.Condominium Provisions. Schedule 19 (Condominium Provisions) to the Master Agreement is hereby deleted in its entirety and replaced with Schedule 19-A (Condominium Provisions – Prairie Hills at Des Moines) and Schedule 19-B (Condominium Provisions – Prairie Hills at Clinton) attached hereto.
Section 12.Exhibit A. Exhibit A to the Master Agreement and the Environmental Indemnity Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto.
Section 13.Covenant to Pursue Medicaid Participant Re-Enrollment (Sunnybrook of Muscatine Mortgaged Property). Borrower has advised Lender that ARHC SMMTEIA01 TRS, LLC, a Delaware limited liability company and Affiliated Property Operator of the Sunnybrook of Muscatine Mortgaged Property, is no longer enrolled with Iowa Medicaid Enterprise, the

Third Amendment to Master Credit Facility Agreement	2
HTI/Capital One (Addition of 7)

Governmental Authority with power to approve providers participating in the Iowa Medicaid program and establish Medicaid healthcare service cost reimbursement rates. Accordingly, Borrower hereby covenants and agrees to use commercially reasonable, diligent efforts to obtain and deliver to Lender, on or before August 31, 2018, evidence reasonably satisfactory to Lender that ARHC SMMTEIA01 TRS, LLC is validly enrolled and in good standing as a Medicaid Participant in the Iowa Medicaid program (“Evidence of Enrollment and Good Standing”). Until such time as Borrower has delivered to Lender the Evidence of Enrollment and Good Standing, neither Borrower nor Property Operator shall: (i) accept any new Medicaid residents at the Sunnybrook of Muscatine Mortgaged Property; or (ii) process any Medicaid payments made to, or on account of residents at, the Sunnybrook of Muscatine Mortgaged Property. Lender may elect to extend the period of time granted to Borrower to deliver the Evidence of Enrollment and Good Standing if Borrower so requests, provided that contemporaneously with its extension request, Borrower delivers to Lender evidence demonstrating that at all times following the Effective Date, Borrower has used commercially reasonable, diligent efforts to obtain the Evidence of Enrollment and Good Standing.
Section 14.Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement, as amended hereby.
Section 15.Full Force and Effect. Except as expressly modified by this Amendment, all terms and conditions of the Master Agreement shall continue in full force and effect.
Section 16.Counterparts. This Amendment may be executed in counterparts by the parties hereto, and each such counterpart shall be considered an original and all such counterparts shall constitute one and the same instrument.
Section 17.Applicable Law. The provisions of Section 15.01 of the Master Agreement (entitled Choice of Law; Consent to Jurisdiction) and Section 15.02 (Waiver of Jury Trial) are hereby incorporated into this Amendment by this reference to the fullest extent as if the text of such provisions were set forth in their entirety herein.
Section 18.Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby.
Section 19.Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents and except for the exceptions to representations and warranties set forth on Schedule 16.3 attached hereto. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby.
Section 20.No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as

Third Amendment to Master Credit Facility Agreement	3
HTI/Capital One (Addition of 7)

amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing.
Section 21.Costs. Borrower agrees to pay all fees and costs (including attorneys’ fees) incurred by Fannie Mae and Lender in connection with this Amendment.
Section 22.Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it, including Section 15.01 (Choice of Law; Consent to Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement, except that Additional Borrower does not reaffirm, assume or bind itself to any liability as maker or borrower with respect to the Indebtedness evidenced by the Initial Note or any renewal of the Initial Note.
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IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument.
BORROWER:

ARHC ALSTUFL01, LLC
ARHC ALJUPFL01, LLC
ARHC SBBURIA01, LLC (f/k/a ARHC CO Borrower 1, LLC)
ARHC PHDESIA01, LLC (f/k/a ARHC CO Borrower 2, LLC)
ARHC RPATLGA01, LLC (f/k/a ARHC CO Borrower 3, LLC)
ARHC TVTITFL01, LLC (f/k/a ARHC CO Borrower 4, LLC)
ARHC BMBUCMI01, LLC (f/k/a ARHC CO Borrower 5, LLC)
ARHC CWEVAGA01, LLC (f/k/a ARHC CO Borrower 6, LLC)
ARHC LVHLDMI01, LLC (f/k/a ARHC CO Borrower 7, LLC)
ARHC PHCTNIA01, LLC (f/k/a ARHC CO Borrower 8, LLC)
ARHC SCCRLIA01, LLC (f/k/a ARHC CO Borrower 9, LLC)
ARHC SMMTEIA01, LLC (f/k/a ARHC CO Borrower 10, LLC)
ARHC CO BORROWER 11, LLC
ARHC CO BORROWER 12, LLC
ARHC CO BORROWER 13, LLC
ARHC CO BORROWER 14, LLC
ARHC CO BORROWER 15, LLC,
each a Delaware limited liability company

By:    /s/ Michael Anderson (SEAL)
Name:    Michael Anderson
Title:    Authorized Signatory
[Signatures continue on following page]

LENDER:

CAPITAL ONE MULTIFAMILY FINANCE, LLC,
a Delaware limited liability company

By:    /s/ Anita S. Clarke (SEAL)
Name:    Anita S. Clarke
Title:    Senior Vice President

[Signatures continue on following page]
FANNIE MAE:
FANNIE MAE

By:    /s/ Michael B. Winters (SEAL)
Name:    Michael B. Winters
Title:    Vice President

SCHEDULE I
BORROWER

ARHC ALSTUFL01, LLC
ARHC ALJUPFL01, LLC
ARHC SBBURIA01, LLC (f/k/a ARHC CO Borrower 1, LLC)
ARHC PHDESIA01, LLC (f/k/a ARHC CO Borrower 2, LLC)
ARHC RPATLGA01, LLC (f/k/a ARHC CO Borrower 3, LLC)
ARHC TVTITFL01, LLC (f/k/a ARHC CO Borrower 4, LLC)
ARHC BMBUCMI01, LLC (f/k/a ARHC CO Borrower 5, LLC)
ARHC CWEVAGA01, LLC (f/k/a ARHC CO Borrower 6, LLC)
ARHC LVHLDMI01, LLC (f/k/a ARHC CO Borrower 7, LLC)
ARHC PHCTNIA01, LLC (f/k/a ARHC CO Borrower 8, LLC)
ARHC SCCRLIA01, LLC (f/k/a ARHC CO Borrower 9, LLC)
ARHC SMMTEIA01, LLC (f/k/a ARHC CO Borrower 10, LLC)
ARHC CO BORROWER 11, LLC
ARHC CO BORROWER 12, LLC
ARHC CO BORROWER 13, LLC
ARHC CO BORROWER 14, LLC
ARHC CO BORROWER 15, LLC,
each a Delaware limited liability company

SCHEDULE 2 (SECTION I) TO
MASTER CREDIT FACILITY AGREEMENT
Summary of Master Terms

I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION
Borrower
(a)    ARHC ALSTUFL01, LLC
(b)    ARHC ALJUPFL01, LLC
(c)    ARHC SBBURIA01, LLC
(f/k/a ARHC CO Borrower 1, LLC)
(d)    ARHC PHDESIA01, LLC
(f/k/a ARHC CO Borrower 2, LLC)
(e)    ARHC RPATLGA01, LLC
(f/k/a ARHC CO Borrower 3, LLC)
(f)    ARHC TVTITFL01, LLC
(f/k/a ARHC CO Borrower 4, LLC)
(g)    ARHC BMBUCMI01, LLC
(f/k/a ARHC CO Borrower 5, LLC)
(h)    ARHC CWEVAGA01, LLC
(f/k/a ARHC CO Borrower 6, LLC)
(i)    ARHC LVHLDMI01, LLC
(f/k/a ARHC CO Borrower 7, LLC)
(j)    ARHC PHCTNIA01, LLC
(f/k/a ARHC CO Borrower 8, LLC)
(k)    ARHC SCCRLIA01, LLC
(f/k/a ARHC CO Borrower 9, LLC)
(l)    ARHC SMMTEIA01, LLC
(f/k/a ARHC CO Borrower 10, LLC)
(m)    ARHC CO Borrower 11, LLC
(n)    ARHC CO Borrower 12, LLC
(o)    ARHC CO Borrower 13, LLC
(p)    ARHC CO Borrower 14, LLC
(q)    ARHC CO Borrower 15, LLC

Lender	Capital One Multifamily Finance, LLC
Key Principal
Healthcare Trust Operating Partnership, L.P. (f/k/a American Realty Capital Healthcare Trust II Operating Partnership, L.P.) and Healthcare Trust, Inc. (f/k/a American Realty Capital Healthcare Trust II, Inc.)

Guarantor	Healthcare Trust Operating Partnership, L.P.
Multifamily Project
(a)    Allegro at Stuart
(b)    Allegro at Jupiter
(c)    Sunnybrook of Burlington
(d)    Prairie Hills at Des Moines
(e)    Renaissance on Peachtree
(f)    Addington Place of Titusville
(g)    Buchanan Meadows
(h)    Camellia Walk
(i)    Lakeside Vista
(j)    Prairie Hills at Clinton
(k)    Sunnybrook of Carroll
(l)    Sunnybrook of Muscatine

Type of Property	As shown on the SASA for each Mortgaged Property
Seniors Housing Facility Licensing Designation	As shown on the SASA for each Mortgaged Property
HIPAA Covered Entity
Allegro at Stuart
Borrower Yes No
Operator Yes No
Manager Yes No

Allegro at Jupiter
Borrower Yes No
Operator Yes No
Manager Yes No

Sunnybrook of Burlington
Borrower Yes No
Operator Yes No
Manager Yes No

Prairie Hills at Des Moines
Borrower Yes No
Operator Yes No
Manager Yes No

Renaissance on Peachtree
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Titusville
Borrower Yes No
Operator Yes No
Manager Yes No

Buchanan Meadows
Borrower Yes No
Operator Yes No
Manager Yes No

Camellia Walk
Borrower Yes No
Operator Yes No
Manager Yes No

Lakeside Vista
Borrower Yes No
Operator Yes No
Manager Yes No

Prairie Hills at Clinton
Borrower Yes No
Operator Yes No
Manager Yes No

Sunnybrook of Carroll
Borrower Yes No
Operator Yes No
Manager Yes No

Sunnybrook of Muscatine
Borrower Yes No
Operator Yes No
Manager Yes No

Medicaid Participant
Allegro at Stuart
Borrower Yes No
Operator Yes No
Manager Yes No

Allegro at Jupiter
Borrower Yes No
Operator Yes No
Manager Yes No

Sunnybrook of Burlington
Borrower Yes No
Operator Yes No
Manager Yes No

Prairie Hills at Des Moines
Borrower Yes No
Operator Yes No
Manager Yes No

Renaissance on Peachtree
Borrower Yes No
Operator Yes No
Manager Yes No

Addington Place of Titusville
Borrower Yes No
Operator Yes No
Manager Yes No

Buchanan Meadows
Borrower Yes No
Operator Yes No
Manager Yes No

Camellia Walk
Borrower Yes No
Operator Yes No
Manager Yes No

Lakeside Vista
Borrower Yes No
Operator Yes No
Manager Yes No

Prairie Hills at Clinton
Borrower Yes No
Operator Yes No
Manager Yes No

Sunnybrook of Carroll
Borrower Yes No
Operator Yes No
Manager Yes No

Sunnybrook of Muscatine
Borrower Yes No
Operator Yes No
Manager Yes No

Property Operator(s)
Allegro at Stuart
Operator ARHC ALSTUFL01 TRS, LLC
Manager Love Management Company, LLC (d/b/a Allegro Management Company)

Allegro at Jupiter
Operator ARHC ALJUPFL01 TRS, LLC
Manager Love Management Company, LLC (d/b/a Allegro Management Company)

Sunnybrook of Burlington
Operator ARHC SUBBURIA01 TRS, LLC
Manager Burlington Care Properties, LLC

Prairie Hills at Des Moines
Operator ARHC PHDESIA01 TRS, LLC
Manager Dial Senior Management, Inc.

Renaissance on Peachtree
Operator ARHC RPATLGA01 TRS, LLC
Manager Blue Ridge Senior Housing, LLC

Addington Place of Titusville
Operator ARHC TVTITFL01 TRS, LLC
Manager Concordis Management Titusville LLC

Buchanan Meadows
Operator Leisure Living Management of Buchanan, L.L.C.
Manager Homestead Management Group, LLC

Camellia Walk
Operator ARHC CWEVAGA01 TRS, LLC
Manager Charter Senior Living Evans, LLC

Lakeside Vista
Operator Leisure Living Management of Holland, Inc.
Manager Homestead Management Group, LLC

Prairie Hills at Clinton
Operator ARHC PHCTNIA01 TRS, LLC
Manager Senior Housing Management, Inc.

Sunnybrook of Carroll
Operator ARHC SCCRLIA01 TRS, LLC
Manager Senior Housing Management, Inc.

Sunnybrook of Muscatine
Operator ARHC SMMTEIA01 TRS, LLC
Manager Muscatine Care Properties LLC

Affiliated Property Operator(s)	Yes – All Operators listed above are Affiliated Property Operator(s) No
Maximum Permitted Equipment Financing	Two percent (2%) of the Outstanding Advance Amount.
ADDRESSES
Borrower’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Borrower’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Multifamily Project Address
(a)    Allegro at Stuart
3400 SE Aster Lane, Stuart, Martin County, FL 34994
(b)    Allegro at Jupiter
1031 Community Drive, Jupiter, Palm Beach County, FL 33458
(c)    Sunnybrook of Burlington
5175 West Avenue, Burlington, Des Moines County, IA 52601
(d)    Prairie Hills at Des Moines
5815 SE 27th Street, Des Moines, Polk County, IA 50320
(e)    Renaissance on Peachtree
3755 Peachtree Road NE, Atlanta, Fulton County, GA 30319
(f)    Addington Place of Titusville
497 N. Washington Avenue, Titusville, Brevard County, FL 32796
(g)    Buchanan Meadows
809 Carroll Street, Buchanan, Berrien County, MI 49107
(h)    Camellia Walk
3949 Evans to Locks Road, Evans, Columbia County, GA 30809
(i)    Lakeside Vista
340 West 40th Street, Holland, Allegan County, MI 49423
(j)    Prairie Hills at Clinton
1701 13th Avenue North, Clinton, Clinton County, IA 52732
(k)    Sunnybrook of Carroll
1214 East 18th Street, Carroll, Carroll County, IA 51401
(l)    Sunnybrook of Muscatine
3515 Diana Queen Drive, Muscatine, Muscatine County, IA 52761

Key Principal’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Key Principal’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Guarantor’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Guarantor’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Payment Guarantor’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Payment Guarantor’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Lender’s General Business Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, MD 20814 Attn: Asset Management
Lender’s Notice Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, MD 20814 Attn: Asset Management
Lender’s Payment Address	Capital One Multifamily Finance, LLC 2 Bethesda Metro Center, 10th Floor Bethesda, MD 20814 Attn: Asset Management
Manager’s General Business Address
Allegro at Jupiter and Allegro at Stuart

Allegro Management Company
212 South Central Avenue, Suite 301
St. Louis, MO 63105
Attention: CFO

Prairie Hills at Des Moines

Dial Senior Management Inc.
11506 Nicholas Street, Suite 200
Omaha, Nebraska 68164
Attn: Ted Lowndes

With a copy to:

Michael C. Carter, Esq.
11506 Nicholas Street, Suite 103
Omaha, Nebraska 68164

Sunnybrook of Burlington

Burlington Care Properties, LLC
7420 SW Bridgeport Road, Suite 105
Portland, OR 97224
Attention: Gregory Roderick

Renaissance on Peachtree

Blue Ridge Senior Housing, LLC
3715 Northside Parkway
Building 300, Suite 110
Atlanta, Georgia 30327
Attention: Ellison W. Thomas

Addington Place of Titusville

Concordis Management Titusville LLC
1740 SE 18th Street, Suite 902
Ocala, FL 34471
Attention: Trent Watkins

Buchanan Meadows and Lakeside Vista

Homestead Management Group, LLC
21800 Haggerty Road, #205
Northville, MI 48167
Attention: Carl Simcox

Camellia Walk

Charter Senior Living Evans, LLC
c/o Charter Senior Living, LLC
1584 Charlotte Circle, Suite K
Naperville, IL 60564
Attention: Keven J. Bennema

Prairie Hills at Clinton and Sunnybrook of Carroll

Senior Housing Management, Inc.
208 35th Street Drive SE, Suite 500
Cedar Rapids, IA 52403-1361
Attention: Allen Phillips

Sunnybrook of Muscatine

Muscatine Care Properties LLC
7420 SW Bridgeport Road, Suite 105
Portland, OR 97224
Attention: Gregory Roderick

Manager’s Notice Address
Allegro at Jupiter and Allegro at Stuart

Allegro Management Company
212 South Central Avenue, Suite 301
St. Louis, MO 63105
Attention: CFO
Email: rkarn@allegroliving.com

With copy to:

Theresa Marie Kenney, Esq., B.C.S.
Duss, Kenney, Safer, Hampton & Joos, P.A.
4348 Southpoint Boulevard, Suite 101
Jacksonville, Florida 32216
Email: Tkenney@jaxfirm.com

Prairie Hills at Des Moines

Dial Senior Management Inc.
11506 Nicholas Street, Suite 200
Omaha, Nebraska 68164
Attn: Ted Lowndes

With a copy to:

Michael C. Carter, Esq.
11506 Nicholas Street, Suite 103
Omaha, Nebraska 68164

Sunnybrook of Burlington

Burlington Care Properties, LLC
7420 SW Bridgeport Road, Suite 105
Portland, OR 97224
Attention: Gregory Roderick

Renaissance on Peachtree

Blue Ridge Senior Housing, LLC
3715 Northside Parkway
Building 300, Suite 110
Atlanta, Georgia 30327
Attention: Ellison W. Thomas
Email: ethomas@arborcompany.com

With copy to:

Schreeder, Wheeler & Flint, LLP
1100 Peachtree Street NE, Suite 800
Atlanta, Georgia 30309
Attention: Patricia P. Williamson, Esq.
Email: pwilliamson@swfllp.com

Addington Place of Titusville

Concordis Management Titusville LLC
1740 SE 18th Street, Suite 902
Ocala, FL 34471
Attention: Trent Watkins
Email: trent.watkins@concordisseniorliving.com

Buchanan Meadows and Lakeside Vista

Homestead Management Group, LLC
21800 Haggerty Road, #205
Northville, MI 48167
Attention: Carl Simcox
Email: carlsimcox@gmail.com

Camellia Walk

Charter Senior Living Evans, LLC
c/o Charter Senior Living, LLC
1584 Charlotte Circle, Suite K
Naperville, IL 60564
Attention: Keven J. Bennema
Email: kevenb@charterseniorliving.com

Prairie Hills at Clinton and Sunnybrook of Carroll

Senior Housing Management, Inc.
208 35th Street Drive SE, Suite 500
Cedar Rapids, IA 52403-1361
Attention: Allen Phillips
Email: aphillips@seniorhousingcompanies.com

Sunnybrook of Muscatine

Muscatine Care Properties LLC
7420 SW Bridgeport Road, Suite 105
Portland, OR 97224
Attention: Gregory Roderick
Email: gregr@frontiermgmt.com

Operator’s General Business Address	c/o Healthcare Trust, Inc. 405 Park Avenue New York, NY 10022 Attention: W. Todd Jensen Email: tjensen@ar-global.com
Operator’s Notice Address
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: W. Todd Jensen
Email: tjensen@ar-global.com

With a copy to:

c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022
Attention: Jeremy Eichel
Email: JEichel@ar-global.com

and to

Katten Muchin Rosenman LLP
2900 K Street NW, North Tower - Suite 200
Washington, DC 20007-5118
Attention: Jeffrey S. Scharff
Email: jeff.scharff@kattenlaw.com

Sublessee’s General Business Address	N/A
Sublessee’s Notice Address	N/A

INITIAL PAGE TO SCHEDULE 2 (SECTION I) TO
MASTER CREDIT FACILITY AGREEMENT
Summary of Master Terms
__________________________
Borrower Initials

SCHEDULE 3.4 TO
MASTER CREDIT FACILITY AGREEMENT
Schedule of Advance Terms

III. INFORMATION FOR $64,153,000 VARIABLE ADVANCE MADE MARCH 2, 2018
Adjustable Rate
Until the first Rate Change Date, the Initial Adjustable Rate, and from and after each Rate Change Date following the first Rate Change Date until the next Rate Change Date, a per annum interest rate that is the sum of (i) the Current Index, and (ii) the Margin, which sum is then rounded to the nearest three (3) decimal places; provided, however, that the Adjustable Rate shall never be less than the Margin.

Advance Amount	$64,153,000
Advance Term	103 months.
Advance Year	The period beginning on the Effective Date and ending on the last day of March, 2019, and each successive twelve (12) month period thereafter.
Amortization Type	Amortizing Full Term Interest Only Partial Interest Only
Current Index	The published Index that is effective on the Business Day immediately preceding the applicable Rate Change Date.
Effective Date	March 2, 2018
First Payment Date	The first day of May, 2018.
First Principal and Interest Payment Date	The first day of May, 2022.
Fixed Monthly Principal Component	$83,131.48
Fixed Rate Amortization Factor	4.927% per annum
Index	One Month LIBOR
Initial Adjustable Rate	3.941% per annum.
Initial Monthly Debt Service Payment	$210,689.14
Interest Accrual Method
Actual/360 (computed on the basis of a three hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month).

Interest Only Term	48 months.
Interest Rate Type	Structured ARM
Last Interest Only Payment Date	The first day of April, 2022.
Margin	2.32%
Maturity Date
The first day of November, 2026, or any later date to which the Maturity Date may be extended (if at all) pursuant to this Master Agreement in connection with an election by Borrower to convert the Interest Rate on the Advance to a fixed rate pursuant to the terms of this Master Agreement, or any earlier date on which the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise.

Monthly Debt Service Payment
(i) for the First Payment Date, the Initial Monthly Debt Service Payment;
(ii) for each Payment Date thereafter through and including the Last Interest Only Payment Date, the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month;
(iii) for the First Principal and Interest Payment Date and each Payment Date thereafter until the Advance is fully paid, an amount equal to the sum of:
(1) the Fixed Monthly Principal Component; plus
(2) an interest payment equal to the amount obtained by multiplying the unpaid principal balance of the Advance by the Adjustable Rate, dividing the product by three hundred sixty (360), and multiplying the quotient by the actual number of days elapsed in the applicable month.

Payment Change Date	The first (1st) day of the month following each Rate Change Date until the Advance is fully paid.
Prepayment Lockout Period	The first (1st) Advance Year of the term of the Advance.
Rate Change Date	The First Payment Date and the first (1st) day of each month thereafter until the Advance is fully paid.
Remaining Amortization Period
As of the First Principal and Interest Payment Date and each Payment Date thereafter, the Amortization Period minus the number of scheduled principal and interest Monthly Debt Service Payments that have elapsed since the Effective Date.

IV. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION
Prepayment Premium Term	The period beginning on the Effective Date and ending on the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
[Remainder of Page Intentionally Blank]
INITIAL PAGE TO SCHEDULE 3.4 TO
MASTER CREDIT FACILITY AGREEMENT
Schedule of Advance Terms

____________________
Borrower Initials

SCHEDULE 4.4 TO
MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule
(1% Prepayment Premium – ARM, SARM)
1.    Defined Terms.
All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in the Master Agreement.
2.    Prepayment Premium.
(a)    Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of the Master Agreement shall be equal to the following percentage of the amount of principal being prepaid at the time of such prepayment, acceleration or application:

Prepayment Lockout Period	5.00%
Second Loan Year, and each Loan Year thereafter	1.00%
(b)    Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of the Master Agreement or anything to the contrary in this Prepayment Premium Schedule, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth (4th) month prior to the month in which the Maturity Date occurs.
[Remainder of Page Intentionally Blank]
INITIAL PAGE TO SCHEDULE 4.4 TO
MASTER CREDIT FACILITY AGREEMENT
Prepayment Premium Schedule
__________________________
Borrower Initials

SCHEDULE 5.2 TO
MASTER CREDIT FACILITY AGREEMENT
Required Replacement Schedule
Mortgaged Property Name:    Addington Place of Titusville
Initial Replacement Reserve Deposit:        $0

Monthly Replacement Reserve Deposit:    $1,675

Item:

•	Asphalt Seal Coat

•	Painting, Exterior

•	Fan Coil Unit / Furnace

•	Packaged Terminal Air Conditioner (PTAC)

•	Split System Condenser

•	Central Domestic Hot Water Heater

•	Carpet

•	Vinyl Flooring

•	Kitchen: Refrigerator

•	Common Area Floor, Carpet

•	Common Area Washer

•	Common Area Dryer

•	Common Area Seating, FF&E, Tables, Etc.

•	Commercial Kitchen Equipment

Mortgaged Property Name:    Buchanan Meadows
Initial Replacement Reserve Deposit:        $0

Monthly Replacement Reserve Deposit:    $1,073.33

Item:

•	Asphalt Seal Coat

•	Asphalt Shingle (3-tab)

•	Fan Coil Unit/Furnace

•	Split-System Condenser

•	Water Storage Tank

•	Carpet

•	Vinyl Flooring

•	Common Area Floors, Carpet

•	Common Area Washer

•	Common Area Dryer

•	Common Area Seating, FF&E Tables, Etc.

•	Unit Interior FF&E

•	Commercial Kitchen Equipment

Mortgaged Property Name:    Camellia Walk
Initial Replacement Reserve Deposit:        $0

Monthly Replacement Reserve Deposit:    $2,075

Item:

•	Asphalt Seal Coat and Parking Stall Striping

•	Exterior Painting

•	Domestic Hot Water Heater Replacement

•	PTAC Replacement

•	VTAC Replacement

•	Unit Carpet Replacement

•	Unit Vinyl Flooring Replacement

•	Kitchen Microwave Replacement

•	Common Area Floors Replacement

•	Common Area Washer Replacement

•	Common Area Dryer Replacement

•	Common Area Seating, FF&E Tables, Etc. Replacement

•	Unit Interior FF&E Replacement

•	Commercial Kitchen Equipment Replacement

•	Commercial Laundry Dryer Replacement

Mortgaged Property Name:    Lakeside Vista
Initial Replacement Reserve Deposit:        $0

Monthly Replacement Reserve Deposit:    $3,567.67

Item:

•	Asphalt Seal Coat and Parking Stall Striping

•	Exterior Painting

•	Split-System Furnace/Fan Coil

•	Split-System Condenser

•	A/C Window Unit or through wall Replacement

•	Individual Unit Hot Water Heater Replacement

•	Central Hot Water Heater Replacement

•	Carpet Replacement

•	Vinyl Flooring Replacement

•	Dishwasher Replacement

•	Range Replacement

•	Refrigerator Replacement

•	Microwave Replacement

•	Unit Laundry Dryer Replacement

•	Unit Laundry Washing Machine Replacement

•	Common Area Floors Replacement

•	Common Area Washer Replacement

•	Common Area Dryer Replacement

•	Common Area Seating, FF&E Tables, Etc. Replacement

•	Unit Interior FF&E Replacement

•	Commercial Kitchen Equipment Replacement

Mortgaged Property Name:    Prairie Hills at Clinton
Initial Replacement Reserve Deposit:        $0

Monthly Replacement Reserve Deposit:    $1,880.83

Item:

•	Parking, Stall Striping

•	Painting, Exterior

•	Fan Coil Unit / Furnace

•	Packaged Terminal Air Conditioner (PTAC)

•	Split System Condenser

•	Central Domestic Hot Water Heater

•	Carpet

•	Vinyl Flooring

•	Kitchen: Refrigerator

•	Common Area Floors, Carpet

•	Common Area Washer

•	Common Area Dryer

•	Common Area Seating, FF&E, Tables, Etc.

•	Unit Interior FF&E

•	Commercial Kitchen Equipment

Mortgaged Property Name:    Sunnybrook of Carroll
Initial Replacement Reserve Deposit:        $0

Monthly Replacement Reserve Deposit:    $1,341.67

Item:

•	Parking, Stall Striping

•	Façade Maintenance

•	Fan Coil Unit / Furnace

•	Packaged Terminal Air Conditioner (PTAC)

•	Split System Condenser

•	Central Domestic Hot Water Heater

•	Carpet

•	Vinyl Flooring

•	Kitchen: Refrigerator

•	Common Area Floors, Carpet

•	Common Area Washer

•	Common Area Dryer

•	Common Area Seating, FF&E, Tables, Etc.

•	Unit Interior FF&E

•	Commercial Kitchen Equipment

Mortgaged Property Name:    Sunnybrook of Muscatine
Initial Replacement Reserve Deposit:        $0

Monthly Replacement Reserve Deposit:    $1,625

Item:

•	Parking, Stall Striping

•	Painting, Exterior

•	Fan Coil Unit / Furnace

•	Packaged Terminal Air Conditioner (PTAC)

•	Split-System Condenser

•	Central Water Heater Replacement

•	Carpet

•	Vinyl Flooring

•	Kitchen: Refrigerator

•	Common Area Floors, Carpet

•	Common Area Washer

•	Common Area Dryer

•	Common Area Seating, FF&E, Tables, Etc.

•	Commercial Kitchen Equipment

INITIAL PAGE TO SCHEDULE 5.2 TO
MASTER CREDIT FACILITY AGREEMENT
Required Replacement Schedule

____________________
Borrower Initials

SCHEDULE 6.3 TO
MASTER CREDIT FACILITY AGREEMENT
Required Repair Schedule
Mortgaged Property Name: Addington Place of Titusville

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
ADA Parking – Install van accessible ADA parking space	$250	150%	$375	12 Months
TOTAL ESCROW	$250		$375 (Waived)
Mortgaged Property Name: Buchanan Meadows

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
Unit Carbon Monoxide Detectors – Installation of Unit Carbon Monoxide Detectors	$1,400	150%	$2,100	90 Days
Asphalt Shingle (3-tab) – Replacement of original asphalt-composition shingles throughout building to repair leaks	$26,513	150%	$39,770	6 Months
Building Roof – Repair roof leaks above kitchen	$5,000	150%	$7,500	6 Months
Van Accessible Parking Space – Provide appropriate striping for ADA-designated, van accessible space	$250	150%	$375	12 Months
TOTAL ESCROW	$33,163		$49,745
Mortgaged Property Name: Camellia Walk

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
Unit Carbon Monoxide Detectors – Installation of residential unit carbon monoxide detectors	$2,905	150%	$4,358	90 Days
TOTAL ESCROW	$2,905		$4,358 (Waived)
Mortgaged Property Name: Lakeside Vista
None.
Mortgaged Property Name: Prairie Hills at Clinton

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
Concrete Pavement – Repair concrete as necessary	$6,000	150%	$9,000	12 Months
Magnetic Lock System Replacement – Replace magnetic locking system throughout the building	$37,400	150%	$56,100	12 Months
ADA Compliant Parking – ADA spaces are not correctly identified or configured. Install appropriate signage.	$250	150%	$375	12 Months
Evidence of Medical Waste Disposal Contract – Biohazardous medical waste should be disposed of by a hazardous waste disposal company to remove sharps and medical waste storage containers from the facility	$0	150%	$0	6 Months
TOTAL ESCROW	$43,650		$65,475
Mortgaged Property Name: Sunnybrook of Carroll

ITEM	COST	%	TOTAL	REQUIRED COMPLETION TIMEFRAME
Unit Carbon Monoxide Detectors – Installation of CO Detectors due to gas-fired HVAC and water heaters.	$1,610	150%	$2,415	90 Days
TOTAL ESCROW	$1,610		$2,415 (Waived)
Mortgaged Property Name: Sunnybrook of Muscatine
None.
[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 6.3 TO
MASTER CREDIT FACILITY AGREEMENT
Required Repair Schedule
__________________________
Borrower Initials

SCHEDULE 13 TO
MASTER CREDIT FACILITY AGREEMENT
Ownership Interests Schedule

Organizational Chart

Fannie Mae Master Credit Facility

Capital One Pool – Seven Property Addition

(AT CLOSING)

Healthcare Trust, Inc.*
(MD)
Healthcare Trust Advisors, LLC
(DE)
(Advisor)
Limited Partner
~0.1%
General Partner/Limited Partner
~99.9%
Unaffiliated Limited Partners
~0.1%
Healthcare Trust Operating Partnership, L.P.*
(DE)
100%
100%
ARHC CO SPE MEMBER, LLC*
(DE)
ARHC TRS Holdco II, LLC*
(DE)
100%
100%
Borrower Entities
(Schedule 1)
Shell Borrower Entities
(Schedule 2)
Operating Entities
(Schedule 3)
Officers of Healthcare Trust, Inc.
W. Todd Jensen – Chief Executive Officer and President
Katie P. Kurtz - Chief Financial Officer, Secretary and Treasurer
Directors of Healthcare Trust, Inc.
Edward M. Weil, Jr. - Director
Elizabeth K. Tuppeny - Independent Director
Edward G. Rendell - Independent Director
Leslie D. Michelson - Non-Executive Chairman
Lee M. Elman - Independent Director
*Address:
c/o Healthcare Trust, Inc.
405 Park Avenue
New York, NY 10022

INITIAL PAGE TO SCHEDULE 13 TO
MASTER CREDIT FACILITY AGREEMENT
Ownership Interests Schedule
__________________________
Borrower Initials

SCHEDULE 16.3 TO
MASTER CREDIT FACILITY AGREEMENT
Exceptions to Representations and Warranties and Exceptions to Covenants

1.
Section 4.01(f) (Effect of Master Agreement on Financial Condition) and Section 4.01(i) (No Bankruptcies or Judgments). Until such time as a Multifamily Residential Property meeting all of the Underwriting and Servicing Requirements is acquired by such Shell Borrower and concurrently added to the Collateral Pool in connection with a Future Advance made subject to and in accordance with the terms of the Master Agreement, such Shell Borrower will be rendered Insolvent by the transactions contemplated by the provisions of the Master Agreement and other Loan Documents and such Shell Borrower will not have sufficient working capital to pay all of such Shell Borrower’s outstanding debts as they come due, including all Debt Service Amounts.

2.
Section 4.01(h)(10) (Single Purpose Status). ARHC TVTITFL01, LLC, successor by name change to ARHC CO Borrower 4, LLC, as the surviving entity to the merger with ARHC TVTITFL01, LLC, has acquired the obligations of ARHC TVTITFL01, LLC. ARHC BMBUCMI01, LLC, successor by name change to ARHC CO Borrower 5, LLC, as the surviving entity to the merger with ARHC BMBUCMI01, LLC, has acquired the obligations of ARHC BMBUCMI01, LLC. ARHC CWEVAGA01, LLC, successor by name change to ARHC CO Borrower 6, LLC, as the surviving entity to the merger with ARHC CWEVAGA01, LLC, has acquired the obligations of ARHC CWEVAGA01, LLC. ARHC LVHLDMI01, LLC, successor by name change to ARHC CO Borrower 7, LLC, as the surviving entity to the merger with ARHC LVHLDMI01, LLC, has acquired the obligations of ARHC LVHLDMI01, LLC. ARHC PHCTNIA01, LLC, successor by name change to ARHC CO Borrower 8, LLC, as the surviving entity to the merger with ARHC PHCTNIA01, LLC, has acquired the obligations of ARHC PHCTNIA01, LLC. ARHC SCCRLIA01, LLC, successor by name change to ARHC CO Borrower 9, LLC, as the surviving entity to the merger with ARHC SCCRLIA01, LLC, has acquired the obligations of ARHC SCCRLIA01, LLC. ARHC SMMTEIA01, LLC, successor by name change to ARHC CO Borrower 10, LLC, as the surviving entity to the merger with ARHC SMMTEIA01, LLC, has acquired the obligations of ARHC SMMTEIA01, LLC.

3.
Sections 6.01(a)(1), (4) and (6) and 6.01(g)(2)(B) and (E). ARHC SMMTEIA01 TRS, LLC, a Delaware limited liability company, and Affiliated Property Operator of the Sunnybrook of Muscatine Mortgaged Property, is no longer enrolled with Iowa Medicaid Enterprise, the Governmental Authority with power to approve providers participating in the Iowa Medicaid program and establish Medicaid healthcare service cost reimbursement rates.

INITIAL PAGE TO SCHEDULE 16.3 TO
MASTER CREDIT FACILITY AGREEMENT
Exceptions to Representations and Warranties and Exceptions to Covenants
__________________________
Borrower Initials

SCHEDULE 19-A TO
MASTER CREDIT FACILITY AGREEMENT
Condominium Provisions – Prairie Hills at Des Moines
This Schedule 19-A applies only to the Mortgaged Property commonly known as Prairie Hills at Des Moines.
The foregoing Master Agreement is hereby modified as follows:
1.Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Master Agreement.
2.The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“Prairie Hills at Des Moines Condominium” has the meaning ascribed to “Condominium” set forth in the Security Instrument securing the Mortgaged Property commonly known as Prairie Hills at Des Moines (the “Prairie Hills at Des Moines Security Instrument”).
“Prairie Hills at Des Moines Condominium Act” has the meaning ascribed to “Condominium Act” set forth in the Prairie Hills at Des Moines Security Instrument.
“Prairie Hills at Des Moines Condominium Documents” has the meaning ascribed to “Condominium Documents” set forth in the Prairie Hills at Des Moines Security Instrument.
3.Section 14.01(a) (Events of Default – Automatic Events of Default) of the Master Agreement is hereby amended by adding the following provision to the end thereof:
(22)    Borrower (A) terminates or revokes or attempts to terminate or revoke the appointment of Lender as Borrower’s proxy or attorney-in-fact either permanently or as to any election in the Prairie Hills at Des Moines Condominium Act or Prairie Hills at Des Moines Condominium Documents, or (B) modifies or attempts to modify the terms of the Prairie Hills at Des Moines Condominium Documents without the prior written consent of Lender.
4.Section 14.03(c) (Appointment of Lender as Attorney-in-Fact) of the Master Agreement is hereby amended by adding the following provision to the end thereof:
(15)    perform all of the obligations and exercise all of the rights and powers of Borrower under the Prairie Hills at Des Moines Condominium Documents.
5.The following article is hereby added to the Master Agreement as Article 16 (Condominium Provisions – Prairie Hills at Des Moines):
ARTICLE 16 - CONDOMINIUM PROVISIONS – PRAIRIE HILLS AT DES MOINES
Section 16.01    Representations and Warranties.
The representations and warranties made by Borrower to Lender in this Section 16.01 (Condominium Provisions – Prairie Hills at Des Moines – Representations and Warranties) are made as of the Effective Date of the Addition of the Mortgaged Property commonly known as Prairie Hills at Des Moines to the Collateral Pool and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.
(a)    The Mortgaged Property commonly known as Prairie Hills at Des Moines is a Prairie Hills at Des Moines Condominium and constitutes all of the condominium units and all of the common elements comprising the Prairie Hills at Des Moines Condominium as set forth in the Prairie Hills at Des Moines Condominium Documents.
(b)    None of the condominium units and no portion of the common elements comprising the Prairie Hills at Des Moines Condominium have been sold, conveyed or encumbered or are subject to any agreement to sell, convey or encumber.
Section 16.02    Covenants.
(a)    Condominium Assessments.
Notwithstanding Borrower’s payment of annual assessments or special assessments levied under the terms of the Prairie Hills at Des Moines Condominium Documents to provide any repairs to or maintenance of any of the common elements, Borrower shall deposit any Initial Replacement Reserve Deposit, Repairs Deposit and Monthly Replacement Reserve Deposit required pursuant to the terms of this Master Agreement.
(b)    Insurance.
Borrower shall maintain insurance in accordance with Lender’s guidelines on all of the Mortgaged Property commonly known as Prairie Hills at Des Moines, including any common areas.
(c)    Indemnification.
Borrower agrees to indemnify and hold Lender harmless from and against any and all losses, costs, liabilities, or damages (including reasonable attorneys’ fees and disbursements) arising out of (1) the failure of Borrower to comply with any state or local law, ordinance, statute, rule, or regulation by any Governmental Authority covering the Prairie Hills at Des Moines Condominium, (2) any claim of any unit owner or tenant of any unit owner as a result of any violation, breach, misrepresentation, fraud, act, or omission of any obligation of Borrower as set forth in the Prairie Hills at Des Moines Condominium Documents, or (3) the performance by Lender of any of the rights and powers of Borrower under the Prairie Hills at Des Moines Condominium Documents, provided that Borrower shall have no indemnity obligation if such losses, costs, liabilities, or damages arise as a result of the willful misconduct or gross negligence of Lender, Lender’s agents, employees or representatives as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.
(d)    Power of Attorney.
Borrower acknowledges and consents to the exercise by Lender of the power of attorney and proxy granted by Borrower to Lender with respect to rights of Borrower in connection with the Prairie Hills at Des Moines Condominium.
[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 19-A TO
MASTER CREDIT FACILITY AGREEMENT
Condominium Provisions – Prairie Hills at Des Moines
__________________________
Borrower Initials

SCHEDULE 19-B TO
MASTER CREDIT FACILITY AGREEMENT
Condominium Provisions – Prairie Hills at Clinton
This Schedule 19-B applies only to the Mortgaged Property commonly known as Prairie Hills at Clinton.
The foregoing Master Agreement is hereby modified as follows:
6.Capitalized terms used and not specifically defined herein have the meanings given to such terms in the Master Agreement.
7.The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order:
“Prairie Hills at Clinton Condominium” has the meaning ascribed to “Condominium” set forth in the Security Instrument securing the Mortgaged Property commonly known as Prairie Hills at Clinton (the “Prairie Hills at Clinton Security Instrument”).
“Prairie Hills at Clinton Condominium Act” has the meaning ascribed to “Condominium Act” set forth in the Prairie Hills at Clinton Security Instrument.
“Prairie Hills at Clinton Condominium Documents” has the meaning ascribed to “Condominium Documents” set forth in the Prairie Hills at Clinton Security Instrument.
8.Section 14.01(a) (Events of Default – Automatic Events of Default) of the Master Agreement is hereby amended by adding the following provision to the end thereof:
(23)    Borrower (A) terminates or revokes or attempts to terminate or revoke the appointment of Lender as Borrower’s proxy or attorney-in-fact either permanently or as to any election in the Prairie Hills at Clinton Condominium Act or Prairie Hills at Clinton Condominium Documents, or (B) modifies or attempts to modify the terms of the Prairie Hills at Clinton Condominium Documents without the prior written consent of Lender.
9.Section 14.03(c) (Appointment of Lender as Attorney-in-Fact) of the Master Agreement is hereby amended by adding the following provision to the end thereof:
(16)    perform all of the obligations and exercise all of the rights and powers of Borrower under the Prairie Hills at Clinton Condominium Documents.
10.The following article is hereby added to the Master Agreement as Article 17 (Condominium Provisions – Prairie Hills at Clinton):
ARTICLE 17 - CONDOMINIUM PROVISIONS – PRAIRIE HILLS AT CLINTON
Section 17.01    Representations and Warranties.
The representations and warranties made by Borrower to Lender in this Section 17.01 (Condominium Provisions – Prairie Hills at Clinton – Representations and Warranties) are made as of the Effective Date of the Addition of the Mortgaged Property commonly known as Prairie Hills at Clinton to the Collateral Pool and are true and correct except as disclosed on the Exceptions to Representations and Warranties Schedule.
(a)    The Mortgaged Property commonly known as Prairie Hills at Clinton is a Prairie Hills at Clinton Condominium and constitutes all of the condominium units and all of the common elements comprising the Prairie Hills at Clinton Condominium as set forth in the Prairie Hills at Clinton Condominium Documents.
(b)    None of the condominium units and no portion of the common elements comprising the Prairie Hills at Clinton Condominium have been sold, conveyed or encumbered or are subject to any agreement to sell, convey or encumber.
Section 17.02    Covenants.
(a)    Condominium Assessments.
Notwithstanding Borrower’s payment of annual assessments or special assessments levied under the terms of the Prairie Hills at Clinton Condominium Documents to provide any repairs to or maintenance of any of the common elements, Borrower shall deposit any Initial Replacement Reserve Deposit, Repairs Deposit and Monthly Replacement Reserve Deposit required pursuant to the terms of this Master Agreement.
(b)    Insurance.
Borrower shall maintain insurance in accordance with Lender’s guidelines on all of the Mortgaged Property commonly known as Prairie Hills at Clinton, including any common areas.
(c)    Indemnification.
Borrower agrees to indemnify and hold Lender harmless from and against any and all losses, costs, liabilities, or damages (including reasonable attorneys’ fees and disbursements) arising out of (1) the failure of Borrower to comply with any state or local law, ordinance, statute, rule, or regulation by any Governmental Authority covering the Prairie Hills at Clinton Condominium, (2) any claim of any unit owner or tenant of any unit owner as a result of any violation, breach, misrepresentation, fraud, act, or omission of any obligation of Borrower as set forth in the Prairie Hills at Clinton Condominium Documents, or (3) the performance by Lender of any of the rights and powers of Borrower under the Prairie Hills at Clinton Condominium Documents, provided that Borrower shall have no indemnity obligation if such losses, costs, liabilities, or damages arise as a result of the willful misconduct or gross negligence of Lender, Lender’s agents, employees or representatives as determined by a court of competent jurisdiction pursuant to a final non-appealable court order.
(d)    Power of Attorney.
Borrower acknowledges and consents to the exercise by Lender of the power of attorney and proxy granted by Borrower to Lender with respect to rights of Borrower in connection with the Prairie Hills at Clinton Condominium.
[Remainder of Page Intentionally Blank]

INITIAL PAGE TO SCHEDULE 19-B TO
MASTER CREDIT FACILITY AGREEMENT
Condominium Provisions – Prairie Hills at Clinton
__________________________
Borrower Initials

EXHIBIT A TO MASTER CREDIT FACILITY AGREEMENT
SCHEDULE OF MORTGAGED PROPERTIES
AND VALUATIONS
(Seniors Housing)

PROPERTY	LOCATION	OWNER	INITIAL VALUATION	INITIAL ALLOCABLE FACILITY AMOUNT
Allegro at Stuart	3400 SE Aster Lane Stuart, Martin County, FL 34994	ARHC ALSTUFL01, LLC, a Delaware limited liability company	$71,000,000	$15,000,000
Allegro at Jupiter	1031 Community Drive, Jupiter, Palm Beach County, FL 33458	ARHC ALJUPFL01, LLC, a Delaware limited liability company	$61,100,000	$15,000,000
Sunnybrook of Burlington	5175 West Avenue, Burlington, Des Moines County, IA 52601	ARHC SBBURIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 1, LLC)	$22,550,000	$12,783,000
Prairie Hills at Des Moines	5815 SE 27th Street, Des Moines, Polk County, IA 50320	ARHC PHDESIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 2, LLC)	$9,830,000	$5,418,000
Renaissance on Peachtree	3755 Peachtree Road NE, Atlanta, Fulton County, GA 30319	ARHC RPATLGA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 3, LLC)	$84,690,000	$50,821,000
Addington Place of Titusville	497 N. Washington Avenue, Titusville, Brevard County, FL 32796	ARHC TVTITFL01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 4, LLC)	$18,700,000	$12,423,000
Buchanan Meadows	809 Carroll Street, Buchanan, Berrien County, MI 49107	ARHC BMBUCMI01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 5, LLC)	$7,100,000	$4,234,000
Camellia Walk	3949 Evans to Locks Road, Evans, Columbia County, GA 30809	ARHC CWEVAGA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 6, LLC)	$20,700,000	$12,476,000
Lakeside Vista	340 West 40th Street, Holland, Allegan County, MI 49423	ARHC LVHLDMI01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 7, LLC)	$10,800,000	$6,128,000
Prairie Hills at Clinton	1701 13th Avenue North, Clinton, Clinton County, IA 52732	ARHC PHCTNIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 8, LLC)	$21,300,000	$10,759,000
Sunnybrook of Carroll	1214 East 18th Street, Carroll, Carroll County, IA 51401	ARHC SCCRLIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 9, LLC)	$11,500,000	$6,144,000
Sunnybrook of Muscatine	3515 Diana Queen Drive, Muscatine, Muscatine County, IA 52761	ARHC SMMTEIA01, LLC, a Delaware limited liability company (f/k/a ARHC CO Borrower 10, LLC)	$17,900,000	$11,989,000

Third Amendment to Master Credit Facility Agreement	4
HTI/Capital One (Addition of 7)